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                                                                   Exhibit 10.16


                                AMENDMENT NO. 1
                                       TO
                           SECURITYHOLDERS' AGREEMENT
                       AND REGISTRATION RIGHTS AGREEMENT

     This Amendment No. 1, dated as of March 1, 1999, is entered into by and among Carrier 1 Internation S.A., a Luxembourg SOCIETE ANONYME (the "Company"), Carrier One, LLC, a limited liability company formed under the laws of Delaware ("Carrier One"), and the Persons listed on the signature pages hereto (said Amendment being referred to as "this Amendment"). Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Securityholders' Agreement dated as of March 1, 1999, among the Company, Carrier One, and the Securityholders referred to therein (the "Securityholders' Agreement") and, or, if not defined therein, in the Registration Rights Agreement dated as of March 1, 1999, among the Company, Carrier One, Stig Johansson, Joachim Bauer, Eugene Rizzo, Kees van Ophern, Neil Craven, Terje Nordahl, Edward Gross, and Philip Poulter (the "Registration Rights Agreement").

                                   WITNESSETH:

     WHEREAS, the Company, Carrier One, and certain of the Securityholders are parties to the Securityholders' Agreement and the Registration Rights Agreement;

     WHEREAS, Thomas Wynne and Victor Pelson may acquire Securityholder Securities and pursuant to separate Option Agreements with the Company and, in such event, will be subject to the rights and obligations of Management Investors under the Registration Rights Agreement and Securityholders Agreement;

     WHEREAS, pursuant to Section 24 of the Securityholders' Agreement, Additional Purchasers may become a party to the Securityholders' Agreement and shall be bound by the terms of such agreement between the Company, Carrier One and such Additional Purchasers without further notice to the Management Holders;

     WHEREAS, pursuant to Section 10(d) of the Registration Rights Agreement, no consent of the holders of the Management Shares shall be required to add additional employees and directors of the Company and its Affiliates as parties thereto;

     WHEREAS, the Company, Carrier One, Thomas Wynne and Victor Pelson, have agreed to amend the Securityholders' Agreement and Registration Rights Agreement as provided herein;

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     NOW, THEREFORE, in consideration of the terms and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     SECTION 1. AMENDMENT TO SECURITYHOLDERS' AGREEMENT. Effective as of the date hereof, the Securityholders' Agreement is hereby amended:

     In accordance with Section 24 of the Securityholders's Agreement, to add Thomas Wynne and Victor Pelson as Securityholders and Management Holders; Thomas Wynne and Victor Pelson hereby each agree to be bound by all of the terms and conditions of the Securityholders' Agreement and this Amendment and the Company and Carrier One hereby consent to Thomas Wynne and Victor Pelson being added as Securityholders and Management Holders.

     SECTION 2. AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

     In accordance with Section 10(d) of the Registration Rights Agreement, Thomas Wynne and Victor Pelson are hereby added as Management Investors party to the Registration Rights Agreement and agree to be bound by all of the terms and conditions of the Registration Rights Agreement and this Amendment and the Company and Carrier One hereby consent to Thomas Wynne and Victor Pelson being added as Management Investor.

     SECTION 3. REPRESENTATIONS AND WARRANTIES.

     Each of the Company and Carrier One hereby represents and warrants that
(i) it has full power and authority to execute and deliver this Amendment and to perform its obligations hereunder, (ii) it has taken all action necessary for the execution and delivery by it of this Amendment and the performance by it of its obligations hereunder, and (iii) this Amendment constitutes its valid and binding obligation enforceable against it in accordance with its terms except to the extent enforceability may be subject to bankruptcy, insolvency, moratorium and other similar laws affecting the rights of creditors generally or the application of principles of equity, whether in an action at law or proceeding in equity.

     SECTION 4. REFERENCE TO AND EFFECT UPON THE AGREEMENTS.

     4.1 Except as specifically amended above, the Securityholders' Agreement and the Registration Rights Agreement shall remain in full force and effect and are hereby ratified and confirmed.

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         4.2 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser or Securityholders under the Securityholders' Agreement or any Management Investor under the Registration Rights Agreement, nor constitute an amendment of any provision of the Securityholder's Agreement or the Registration
Rights Agreement, except as specifically set forth herein.

         SECTION 5. GOVERNING LAW AND JURISDICTION

         5.1 This Amendment shall be construed and administered in accordance with and governed by the laws of Luxembourg.

         5.2 Notwithstanding any contrary provision of the Securityholders' Agreement or the Registration Rights Agreement, the state and federal courts of the State of New York shall have jurisdiction to hear and decide any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Amendment or the rights or obligations of the parties hereto under the Securityholders Agreement or the Registration Rights Agreement (respectively, "Proceedings" and "Disputes") and for this purpose each party irrevocably submits to the jurisdiction of such courts. This paragraph 4.2 does not prevent any party to this Amendment from taking proceedings relating to Proceedings or Disputes in any other courts with jurisdiction. Each party irrevocably waives any objection which it might at any time have to the courts located in the State of New York being nominated as the forum to hear and decide any Proceedings and to settle any Disputes and agrees not to claim that the courts located in the State of New York are not a convenient or appropriate forum.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties hereto as of the day and year first above written.


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                                                  CARRIER ONE, LLC

                                                  By: /s/ Glenn M. Creamer
                                                      -----------------------
                                                      Name:  Glenn M. Creamer
                                                      Title: Chairman


                                                  CARRIER 1 INTERNATIONAL S.A.

                                                  By: /s/ Stig Johansson
                                                      -----------------------
                                                      Name: Stig Johansson
                                                      Title: Chairman

                                                  By:
                                                      -----------------------
                                                      Name:
                                                      Title:


                                                      /s/ Thomas Wynne
                                                      -----------------------
                                                          Thomas Wynne


                                                        /s/ Victor Pelson
                                                      -----------------------
                                                          Victor Pelson



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